SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          _________________________

                                  FORM 8-K
                               CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934
                           _________________________
Date of Report (date of earliest event reported):  July 21, 2006

                    MID-WISCONSIN FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)

       WISCONSIN                     0-18542                 06-1169935
    (State or Other             (Commission File           (IRS Employer
    Jurisdiction of                  Number)                Identification
      Incorporation)                                        Number)

                           132 WEST STATE STREET
                             MEDFORD, WI 54451
          (Address of principal executive offices, including Zip Code)

                              (715) 748-8300
           Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition

On July 21, 2006, Mid-Wisconsin Financial Services, Inc. issued a press release announcing net income of $2.0 million, or $0.60 diluted earnings per share, for the quarter ended June 30, 2006, as compared to net income of $1.1 million, or $0.65 per diluted share, for the quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.*

Section 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

      99.1* Press release dated July 21, 2006

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  July 21, 2006               By:  JAMES F. WARSAW
                                        James F. Warsaw
                                        President and Chief Executive Officer


                                 EXHIBIT INDEX
                                       to
                                    FORM 8-K
                                       of
                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                               Dated July 21, 2006
                  Pursuant to Section 102(d) of Regulation S-T
                          (17 C.F.R. Section 232.102(d))

99.1 *Press release dated July 21, 2006

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.